Leases - Schedule of Maturities of Company's Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Jan. 21, 2021	Dec. 31, 2020	Dec. 31, 2019
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2021		$ 11,493
2022		11,414
2023		11,175
2024		11,175
2025		11,246
Thereafter		124,684
Total lease payments	$ 38,300	181,187
Less imputed interest		(76,653)
Operating lease liabilities		$ 104,534	$ 91,780